UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 31, 2004

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 “N”Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-0251
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit. The following exhibit is being furnished herewith:

(99)	Press Release of TierOne Corporation, dated March 31, 2004, announcing TierOne Corporation’s execution of a definitive agreement to acquire United Nebraska Financial Co.

Item 9.    Regulation FD Disclosure

        TierOne Corporation, the parent company of TierOne Bank, has issued a press release announcing it has entered into a definitive agreement to acquire United Nebraska Financial Co., the holding company of United Nebraska Bank headquartered in Grand Island, Nebraska. A copy of the press release is furnished as an exhibit hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: March 31, 2004	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive
Officer

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated March 31, 2004

Exhibit
Number

(99)	Press Release of TierOne Corporation, dated March 31, 2004, announcing TierOne Corporation’s execution of a definitive agreement to acquire United Nebraska Financial Co.

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